SILICON GAMING INC. 1999
                           LONG-TERM COMPENSATION PLAN

1. PURPOSE

     The purpose of the Plan is to advance the long-term interests of Silicon Gaming Inc. by (i) motivating executive personnel by means of long-term incentive compensation, (ii) aligning the interests of Participants with those of the shareholders of the Corporation through ownership of the Common Stock of the Corporation and (iii) allowing the Corporation to attract and retain directors and executive personnel whose skills and expertise greatly enhance the success of the Corporation. Under the Plan, the Committee may grant stock options or restricted stock awards to Key Employees of the Corporation and its Subsidiaries, and may grant stock options to non-employee directors of the Corporation, on the terms and subject to the conditions set forth in the Plan.

2. DEFINITIONS

     2.1  "Administrative   Policies"  means  the  administrative  policies  and
procedures adopted and amended from time to time by the Committee to administer the Plan.

     2.2 "Administrator" means the Board of Directors or the Committee, as applicable, charged with administration of the Plan from time to time at the discretion of the Board of Directors.

     2.3 "Award" means any form of stock option or, restricted stock award granted under the Plan, whether singly, in combination, or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

     2.4 "Award Agreement" means a written agreement with respect to an Award between the Corporation and a Participant establishing the terms, conditions, restrictions and limitations applicable to an Award. To the extent an Award Agreement is inconsistent with the terms of the Plan, the Plan shall govern the rights of the Participant thereunder. The Award Agreement for stock options shall be in the form attached hereto as EXHIBIT A and the Award Agreement for restricted stock awards shall be in the form attached hereto as EXHIBIT B.

     2.5 "Board" means the Board of Directors of the Corporation.

     2.6 "Change In Control" means any transaction or series of transactions in which any of the following occurs: (a) any Person or group (within the meaning of Rule 13d-3 under the Exchange Act and Sections 13(d) and 14(d) of the Exchange Act) becomes the direct or indirect "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of 25% or more of the issued and outstanding shares of Capital Stock entitled to vote in the election of directors of the Company or the Surviving Person (if other than the Company); (b) a merger or consolidation of the Company with or into another corporation in which less than a majority of the outstanding voting power of the surviving or consolidated corporation immediately following such event is held by persons or entities who were stockholders of the Company immediately prior to such event; (c) the sale of all or substantially all of the properties and assets of the Company and its
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subsidiaries;  or (d) the  redemption  or repurchase  of shares  representing  a majority of the voting power of the outstanding shares of capital stock of the Company; provided however, that a conversion of Series D Preferred Stock into Common Stock, an issuance of Common Stock under the Plan, issuance of the Units, an issuance of Common Stock upon exercise of Old Equity Warrants, issuance of the Series E Warrant, an issuance of Series E Preferred Stock upon exercise of the Series E Warrant, and an issuance of Common Stock upon conversion of the Series E Preferred Stock, shall not, individually or in the aggregate in and of itself, constitute a Change of Control.

     2.7 "Change in Control Price" means the highest price per share actually paid for the Common Stock in connection with the Change in Control of the Corporation after giving effect to the preferences and rights of any outstanding class of preferred stock of the Corporation.

     2.8 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.9 "Committee" means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan under
Section 3 hereof.

     2.10  "Common  Stock"  means  Common  Stock,  par  value  $0.001,   of  the
Corporation.

     2.11 "Corporation" means Silicon Gaming, Inc., a California corporation.

     2.12 "Director Stock Options" means the Awards granted to non-employee Directors of the Corporation under Section 10 of the Plan.

     2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.14 "Key Employee" means an employee of the Corporation or a Subsidiary who holds a position of responsibility in a managerial, administrative or professional capacity, and whose performance, as determined by the Administrator in the exercise of its sole and absolute discretion, can have a significant effect on the growth, profitability and success of the Corporation.

     2.15 "Old Equity Warrants" means the warrants to purchase the Common Stock of the Company issuable to the stockholders of the Company as of the Record Date set pursuant to the Restructuring Agreement and issued as a part of the Units, and the terms and provisions of which are set forth in the Warrant Agreement by and between the Company and the Warrant Agent (as defined in the Warrant Agreement).

     2.16 "Participant" means any individual to whom an Award has been granted by the Administrator under this Plan.

     2.17 "Plan" means the Silicon  Gaming,  Inc.  1999  Long-Term  Compensation
Plan.

     2.18 "Stock Exchange" means such exchange, over-the-counter market or other market price reporting system on which the Common Stock is traded or quoted,

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provided that the Administrator determines that such exchange,  market or system is both reliable and reasonably accessible.

     2.19 "Subsidiary" means a corporation or other business entity in which the Corporation directly or indirectly has an ownership interest of fifty-one percent or more.

     2.20 "Units" means the Units consisting of one share of Common Stock and one Old Equity Warrant that the Company intends to issue pursuant to an issuer tender offer (as that term is defined in Rule 13e-4 of the Exchange Act) commencing on or around November of 1999.

3. ADMINISTRATION

     The Plan shall be administered under the supervision of the Board of Directors or a Committee composed of not less than two directors each of whom shall be a "Non-Employee Director" as that term is defined under Rule 16b-3 of the Exchange Act or any subsequent rule or act. Members of the Committee shall serve at the pleasure of the Board of Directors, and may resign by written notice filed with the Chief Executive Officer or the Secretary of the Corporation. The body administering the Plan from time to time shall be referred to herein as the "Administrator."

     A vacancy in the membership of the Committee may be filled only by the appointment of a successor member by the Board of Directors. Until such vacancy is filled, the remaining members shall constitute a quorum and the action at any meeting of a majority of the entire Committee, or an action unanimously approved in writing, shall constitute action of the Committee. Subject to the express provisions of this Plan, the Administrator shall have conclusive authority to construe and interpret the Plan, any Award Agreement entered into hereunder and to establish, amend and rescind Administrative Policies for the administration of this Plan and shall have such additional authority as the Board of Directors may from time to time determine to be necessary or desirable.

4. ELIGIBILITY

     Any Key Employee is eligible to become a Participant in the Plan. Directors of the Corporation other than directors who are employees of the Corporation are eligible only to receive stock options pursuant to Section 10 hereof.

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5. SHARES AVAILABLE

     (a) Shares of Common Stock available for issuance under the Plan may be authorized and unissued shares or treasury shares. Subject to the adjustments provided for in Sections 14 and 15 hereof, the maximum number of shares of Common Stock available for grant of Awards under the Plan from time to time shall be equal to the lesser of (i) 116,190,084 and (ii) the number of authorized but unissued shares of Common Stock then available less any shares of Common Stock otherwise reserved for issuance, in each case as adjusted pursuant to Section 14 herein.

     Notwithstanding the foregoing, no single Participant may be granted stock options covering more than 100,000,000 shares in any one calendar year.

     Notwithstanding the foregoing, not more than 116,190,084 shares of Common Stock (subject to adjustment pursuant to Section 14 herein) shall be available for the award of incentive stock options under the Plan.

     (b) For purposes of calculating the number of shares of Common Stock deemed to be granted hereunder, each Award, whether denominated in stock options or restricted stock shall be deemed to be a grant of a number of shares of Common Stock equal to the number of shares represented by the stock options or shares of restricted stock set forth in the Award.

6. EFFECTIVE DATE

     The Plan shall become effective as of November __, 1999. Incentive stock options awarded hereunder shall be subject to approval of the Plan by the Corporation's stockholders at the 2000 annual meeting or by written consent thereof.

7. PARTICIPATION

     The Administrator shall select, from time to time, Participants from those Key Employees to whom, in the opinion of the Administrator, Award grants would further the Plan's purposes. The Committee shall determine the type or types of Awards to be made to the Participant. In addition, all non-employee Directors shall participate in the Plan solely in the manner specified in Section 10 hereof. The terms, conditions and restrictions of each Award shall be set forth in an Award Agreement.

8. STOCK OPTIONS

     (a) GRANTS. Awards may be granted in the form of stock options. Stock options may be incentive stock options within the meaning of Section 422 of the Code or non-statutory stock options (i.e., stock options which are not incentive stock options), or a combination of both, or any particular type of tax advantage option authorized by the Code from time to time.

     (b) TERMS AND CONDITIONS OF OPTIONS. An option shall be exercisable as set forth in the Award Agreement attached hereto as EXHIBIT A; provided, however, that no incentive stock option shall be exercisable more than ten years after the date of grant thereof. The option exercise price shall be established by the

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Administrator,  but such price  shall not be less than the per share fair market value of the Common Stock, as determined by the Administrator, on the date of the stock option's grant subject to adjustment as provided in Sections 14 or 15 hereof.

     (c) RESTRICTIONS RELATING TO INCENTIVE STOCK OPTIONS. Stock options issued in the form of incentive stock options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Administrator, comply with Section 422 of the Code. Incentive stock options shall be granted only to full time employees of the Corporation and its subsidiaries within the meaning of Section 424 of the Code. The aggregate fair market value (determined as of the date the option is granted) of shares with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Corporation or any Subsidiary which provides for the granting of incentive stock options) may not exceed $l00,000 or such other number as may be applicable under the Code from time to time. Any incentive stock option that is granted to any employee who is, at the time the option is granted, deemed for purposes of
Section 422 of the Code, or any successor provision, to own shares of the Corporation possessing more than ten percent of the total combined voting power of all classes of shares of the Corporation or of a parent or Subsidiary of the Corporation, shall have an option exercise price that is at least one hundred ten percent of the fair market value of the shares at the date of grant and shall not be exercisable after the expiration of five years from the date it is granted.

     (d) PAYMENT. Upon exercise, a participant may pay the option exercise price of a stock option in cash or shares of Common Stock, or a combination of the foregoing, or such other consideration as the Administrator may deem appropriate. The Administrator shall establish appropriate methods for accepting Common Stock and may impose such conditions as it deems appropriate on the use of such Common Stock to exercise a stock option.

9. RESTRICTED STOCK AWARDS

     (a) GRANTS. Awards may be granted in the form of Restricted Stock Awards. Restricted Stock Awards shall be awarded in such numbers and at such times as the Administrator shall determine.

     (b) AWARD RESTRICTIONS. Restricted Stock Awards shall be granted pursuant to an Award Agreement in the form attached hereto as EXHIBIT B and shall be subject to such additional terms, conditions, restrictions, or limitations as the Administrator deems appropriate including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment or individual performance or the financial performance of the Corporation. The Administrator may modify, or accelerate the termination of, the restrictions applicable to a Restricted Stock Award under such circumstances as are set forth in the Award Agreement attached hereto as EXHIBIT B.

     (c) RIGHTS AS SHAREHOLDERS. During the period in which any restricted shares of Common Stock are subject to the restrictions imposed under the preceding paragraph, the Committee may, in its discretion, grant to the Participant to whom such restricted shares have been awarded all or any of the

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rights of a  shareholder  with  respect  to such  shares,  including,  by way of illustration but not by way of limitation, the right to vote such shares and to receive dividends.

     (d) EVIDENCE OF AWARD. Any Restricted Stock Award granted under the Plan may be evidenced in such manner as the Committee deems appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

10. DIRECTORS' STOCK OPTIONS

     (a) GRANTS. The Administrator may grant to non-employee Directors stock options satisfying the requirements of this Section 10 ("Director Stock Options"). Notwithstanding the foregoing, no Director Stock Options shall be granted to a Director whose normal retirement under a plan or policy of the Corporation would occur within 12 months of the applicable grant date.

     (b) OPTION EXERCISE PRICE. The option exercise price of such Director Stock Options shall be the per share fair market value of the outstanding shares of the Common Stock on the date such options are granted. The Administrator shall be authorized to compute the price per share on the date of grant. Payment of the option exercise price may be made in cash or in shares of Common Stock or a combination of cash and Common Stock.

     (c) ADMINISTRATION. Subject to the express provisions of this Section 10, the Administrator shall have conclusive authority to construe and interpret any Director Stock Option granted under this Section 10 and to adopt Administrative Policies with respect thereto provided, however, that no action shall be taken which will prevent the Director Stock Options granted under this Section 10 or any Award granted under the Plan from meeting the requirements for exemption from Section 16(b) of the Exchange Act, or subsequent comparable statute, as set forth in Rule 16b-3 of the Exchange Act or any subsequent comparable rule.

     (d) OPTION AGREEMENT. The options granted hereunder shall be evidenced by an option agreement in the form attached hereto as EXHIBIT A, dated as of the date of the grant.

     (e) OPTION PERIOD. Options granted under this Section 10 shall not be exercisable later than 5 years from the date of grant.

     (f) TRANSFERABILITY. No option shall be transferable by the non-employee Director except by will or the laws of descent and distribution, and during the Director's lifetime options may be exercised only by the Director or his guardian or legal representative.

     (g) LIMITATIONS ON EXERCISE. Director Stock Options shall become exercisable as follows: 25% of the optioned shares after the first anniversary of the date of grant; 25% after the second anniversary of the date of grant; 25% after the third anniversary of the date of grant; and 25% after the fourth anniversary of the date of grant. To the extent an option is not otherwise exercisable at the date of the Director's retirement under a retirement plan or policy of the Corporation, it shall become fully exercisable upon such retirement provided, however, that Director Stock Options shall not become exercisable under this sentence prior to the expiration of six months from the date of grant. Upon such retirement such options shall be exercisable for a

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period of three  years,  subject  to the  original  term  thereof.  Options  not otherwise exercisable at the time of the death of a Director during continued service with the Corporation shall become fully exercisable upon his death. Upon the death of a Director while in service as a director, such options shall remain exercisable for a period of one year after the date of death. To the extent an option is exercisable on the date a Director ceases to be a director (other than by reason of death, the option shall continue to be exercisable (subject to the original term of the option) for a period of ninety (90) days thereafter.

11. DIVIDENDS AND DIVIDEND EQUIVALENTS

     If an Award is granted in the form of a Restricted Stock Award, the Administrator may choose, at the time of the grant of the Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents, subject to such terms, conditions, restrictions or limitations, if any, as the Administrator may establish. Dividends and dividend equivalents shall be paid in such form and manner and at such time as the Administrator shall determine. All dividends or dividend equivalents which are not paid currently may, at the Administrator's discretion, accrue interest or be reinvested into additional shares of Common Stock.

12. TERMINATION OF EMPLOYMENT

     The Administrator shall adopt Administrative Policies determining the entitlement of Participants who cease to be employed by either the Corporation or Subsidiary whether because of death, disability, resignation, termination or retirement pursuant to an established retirement plan or policy of the Corporation or of its applicable Subsidiary, which entitlements shall be set forth in the applicable Award Agreement.

13. ASSIGNMENT AND TRANSFER

     The rights and interests of a Participant under the Plan may not be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

14. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger or consolidation of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the shares issuable pursuant to then outstanding Awards shall be appropriately adjusted by the Administrator whose determination shall be final.

15. EXTRAORDINARY DISTRIBUTIONS AND PRO-RATA REPURCHASES

     In the event the Corporation shall at any time when an Award is outstanding make an Extraordinary Distribution (as hereinafter defined) in respect of Common Stock or effect a ProRata Repurchase of Common Stock (as hereinafter defined),

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the  Administrator  shall  consider  the  economic  impact of the  Extraordinary
Distribution or Pro-Rata Repurchase on Participants and make such adjustments as it deems equitable under the circumstances, subject to the rights of the holders of any outstanding New Notes, Amended Notes or Series D Preferred Stock. The determination of the Administrator shall, subject to revision by the Board of Directors, be final and binding upon all Participants.

     (a) As used herein, the term "Extraordinary Distribution" means any dividend or other distribution, solely with respect to Common Stock, of:

          (i) cash, where the aggregate amount of such cash dividend or distribution together with the amount of all cash dividends and distributions made during the preceding twelve months, when combined with the aggregate amount of all Pro-Rata Repurchases (for this purpose, including only that portion of the aggregate purchase price of such Pro-Rata Repurchases which is in excess of the fair market value of the Common Stock repurchased during such twelve month period), exceeds ten percent (10%) of the aggregate fair market value of all shares of Common Stock outstanding on the record date for determining the shareholders entitled to receive such Extraordinary Distribution; or

          (ii) any shares of capital stock of the Corporation (other than shares of Common Stock), other securities of the Corporation, evidences of indebtedness of the Corporation or any other person or any other property (including shares of any Subsidiary of the Corporation), or any combination thereof.

     (b) As used herein "Pro-Rata Repurchase" means any purchase of shares of Common Stock by the Corporation or any Subsidiary thereof, pursuant to any tender offer or exchange offer subject to Section 13(e) of the Exchange Act or any successor provision of law, or pursuant to any other offer available to substantially all holders of Common Stock; provided, however, that no purchase of shares of the Corporation or any Subsidiary thereof made in open market transactions shall be deemed a Pro-Rata Repurchase.

16. WITHHOLDING TAXES

     The Corporation or the applicable Subsidiary shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment tax required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable Administrative Policies it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by withholding from any payment of Common Stock due as a result of such Award, or by permitting the Participant to deliver to the Corporation shares of Common Stock having a fair market value, as determined by the Administrator, equal to the amount of such required withholding taxes.

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17. NONCOMPETITION PROVISION

     Unless the Award Agreement specifies otherwise, a Participant shall forfeit all unexercised unearned Awards if: (i) in the opinion of the Administrator, the Participant, without the written consent of the Corporation, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by the Corporation or any Subsidiary; or (ii) the Participant performs any act or engages in any activity which in the opinion of the Administrator is inimical to the best interests of the Corporation.

18. REGULATORY APPROVALS AND LISTINGS

     Notwithstanding anything contained in this Plan to the contrary, the Corporation shall have no obligation to issue or deliver certificates of Common Stock evidencing Restricted Stock Awards or any other Award payable in Common Stock prior to (a) the obtaining of any approval from any governmental agency which the Corporation shall, in its sole discretion, determine to be necessary or advisable, (b) the admission of such shares to listing on the Stock Exchange and (c) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

19. NO RIGHT TO CONTINUED EMPLOYMENT OR GRANTS

     Participation in the Plan shall not give any Key Employee any right to remain in the employ of the Corporation or any Subsidiary. The Corporation or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate the employment of any Key Employee at any time. The adoption of this Plan shall not be deemed to give any Key Employee or any other individual any right to be selected as a Participant, to be granted any Awards hereunder or if granted an Award in any year, to receive Awards in any subsequent year.

20. AMENDMENT

     The Administrator may suspend or terminate the Plan at any time provided, however, that the provisions of Section 10 shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules and regulations under either of them. In addition, the Administrator may, from time to time, amend the Plan in any manner, but may not without shareholder approval adopt any amendment which would (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the number of shares of Common Stock which may be issued under the Plan (except as specified in Section 14), or (c) materially modify the requirements as to eligibility for participation in the Plan.

21. GOVERNING LAW

     The Plan shall be governed by and construed in accordance with the laws of the State of California, except as preempted by applicable Federal law.

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22. CHANGE IN CONTROL

     (a) STOCK OPTIONS. In the event of a Change in Control options not otherwise exercisable at the time of a Change in Control shall become fully exercisable upon such Change in Control; provided, however, that options shall not become exercisable under this provision prior to the expiration of six months from the date of grant.

     (b) RESTRICTED STOCK AWARDS. In the event of a Change In Control, all restrictions previously established with respect to Restricted Stock Awards will conclusively be deemed to have been satisfied. Participants shall be entitled to have issued to them the shares of Common Stock described in the applicable Award Agreements (to the extent not previously issued), free and clear of any restriction or restrictive legend, except that if upon the advice of counsel to the Corporation, shares of Common Stock cannot lawfully be issued without restriction, then the Corporation shall issue that Common Stock with a restrictive legend setting forth the applicable restrictions.

     (c) DIRECTORS STOCK OPTIONS. Directors Stock Options not otherwise exercisable at the time of a Change In Control shall become fully exercisable upon such Change In Control; provided, however, that options shall not become exercisable under this provision prior to the expiration of six months from the date of grant.

     (d) MISCELLANEOUS. Upon a Change In Control, no action shall be taken which would adversely affect the rights of any Participant or the operation of the Plan with respect to any Award to which the Participant may have become entitled hereunder on or prior to the date of the Change In Control or to which the Participant may become entitled as a result of such Change In Control.

23. NO RIGHT, TITLE, OR INTEREST IN CORPORATION ASSETS

     No Participant shall have any rights as a shareholder as a result of participation in the Plan until the date of issuance of a stock certificate in his name except, in the case of Restricted Stock Awards, to the extent such rights are granted to the Participant under Section 9(c) hereof. To the extent any person acquires a right to receive payments from the Corporation under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Corporation.

24. PAYMENT BY SUBSIDIARIES

     Settlement of Awards to employees of Subsidiaries shall be made by and at the expense of such Subsidiary. Except as prohibited by law, if any portion of an Award is to be settled in shares of Common Stock, the Corporation shall sell and transfer to the Subsidiary, and the Subsidiary shall purchase, the number of shares necessary to settle such portion of the Award.

25. STOCKHOLDERS AGREEMENT

     Awards issued under this Plan are subject to that certain Stockholders Agreement by and among the Corporation, B III Capital Partners, LP and certain of the stockholders which provides for certain restrictions on the transferability of the capital stock of the Corporation owned or held by the parties thereto. In addition, shares of Common Stock underlying any Award cannot be transferred by the Participant until such time as there is an effective registration of the Common Stock pursuant to the Securities Act of 1933, as amended, or in the opinion of counsel for the Company an exemption from registration is available. The Company is under no obligation to permit the transfer of any Common Stock issued to a Participant under an Award if, in the opinion of the Company's counsel, the sale or the proposed transfer of such shares will result in a violation of any applicable securities law, rule or regulation.

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT


     By this STOCK OPTION AGREEMENT ("AGREEMENT") made and entered into this ____ day of ____________,_____ ("GRANT DATE"), Silicon Gaming, Inc., a California corporation (the "COMPANY"), and _________________________, a key employee of the Company (the "OPTIONEE") hereby state, confirm, represent, warrant and agree as follows:

                                        I

                                    RECITALS

     1.1 The Company, through its Board of Directors, has determined that in order to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees of the Company and to promote the success of the Company's business, it must offer a compensation package that provides key employees of the Company a chance to participate financially in the success of the Company by developing an equity interest in the Company.

     1.2 As part of the compensation package, the Company, on November 24, 1999, adopted the Silicon Gaming, Inc. 1999 Long-Term Compensation Plan (the "PLAN") pursuant to resolution of the Board of Directors.

     1.3 By this agreement, the Company and the Optionee desire to establish the terms upon which the Company is willing to grant to the Optionee, and upon which the Optionee is willing to accept from the Company an option to purchase shares of Common Stock, $.001 par value per share, of the Company ("COMMON STOCK").

                                       II

                                   AGREEMENTS

     2.1 PROVISIONS OF THE PLAN. The provisions of the Plan are expressly incorporated herein and made an integral part hereof as though set forth herein.

     2.2 GRANT OF STOCK OPTION. Subject to the terms and conditions hereinafter set forth, and subject to stockholder approval of the Plan, unless otherwise determined by the Administrator, the Company grants to the Optionee the right and option (the "OPTION") to purchase from the Company all or any part of an aggregate number of ____________ shares of Common Stock, authorized but unissued or, at the option of the Company, treasury stock if available (the "OPTION SHARES"). This Option shall be an incentive stock option as defined in Section 422 of the Internal Revenue Code (the "CODE").

     2.3 VESTING OF OPTION. Twenty percent of the Option vests upon issuance. The remaining eighty percent of the Option vests at the rate of 1/48th of the remaining Option per month on the last day of each successive calendar month following the date of this Agreement so long as the Optionee remains employed by the Company. If the Optionee's employment with the Company is terminated as a result of death or disability any portion of the Option that would have vested within the 90 days following the termination of the Optionee's employment with the Company as a result of death or disability will vest upon the date of such death or disability. In the event of a Change in Control (as defined in the Plan), any unvested portion of the Option will vest automatically on the date of such Change in Control.

     2.4 EXERCISE OF OPTION. (a) Subject to the terms and conditions of this Agreement, the Option may be exercised only by completing and signing a written notice in substantially the following form:

          I hereby exercise the Option granted to me by Silicon Gaming Inc., and elect to purchase ____ shares of Common Stock of Silicon Gaming, Inc., for the purchase price to be determined under Paragraph 2.5 of the Stock Option Agreement dated the ____ day of __________, _____.

     2.5 PURCHASE PRICE. The price to be paid for the Option Shares (the "PURCHASE PRICE") shall be $__________ per share which was not less than the fair market value of the Option Shares as determined by the Board of Directors or a committee appointed by the Board of Directors (as appropriate, hereinafter referred to as the "ADMINISTRATOR") on the Grant Date.

     2.6 PAYMENT OF PURCHASE PRICE. Payment of the Purchase Price may be made as follows:

          (a) In United States dollars in cash or by check, bank draft or money order payable to the Company; or

          (b) At the discretion of the Administrator, through the delivery of shares of Common Stock with an aggregate fair market value at the date of such delivery, equal to the Purchase Price; or

          (c) By a combination of both (a) and (b) above; or

          (d) In the manner provided in paragraph 2.7 below.

The Administrator shall determine acceptable methods for tendering Common Stock as payment upon exercise of an Option and may impose such limitations and conditions on the use of Common Stock to exercise an Option as it deems appropriate.

     2.7 LOANS OR GUARANTEES. The Administrator may, in its absolute discretion and without any obligation to do so, assist Optionee in the exercise of this Option by:

          (a)  authorizing the extension of a loan of Optionee from the Company;
or

          (b) authorizing a guaranty by the Company of a third-party loan to Optionee.

The terms of any loan, installment, method of payment or guaranty (including the interest rate and terms of repayment) shall be established by the Administrator, in its sole discretion.

     2.8 EXERCISABILITY OF OPTION. Subject to the provisions of Paragraph 2.9 the Option may be exercised by the Optionee only while in the employ of the Company which shall include any parent ("PARENT") or subsidiary ("SUBSIDIARY") corporation of the Company as defined in Sections 424(e) and (f), respectively, of the Code.

     2.9 TERMINATION OF OPTION. Except as otherwise provided herein, the Option, to the extent not heretofore exercised, shall terminate upon the first to occur of the following dates:

          (a) The date on which the Optionee shall cease to be employed by the Company for any reason, including voluntary or involuntary termination or retirement, except for Optionee's death or disability within the meaning of
Section 22(e)(3) of the Code;

          (b) Three (3) months after termination due to disability within the meaning of Section 22(e)(3) of the Code;

          (c) One (1) year after the Optionee's death; or

          (d) _____________, 19___ (being the expiration of ten (10) years from the Grant Date).

     2.10 COMPANY OPTION TO REPURCHASE OPTION SHARES.

     If the Optionee's employment is terminated by the Company or any Subsidiary of the Company, by the Optionee, or as a result of the Optionee's disability or death, the Company will have the option, but not the obligation, to repurchase all or any part of the Option Shares purchased pursuant to this Agreement and then held by the Optionee on the date of such event. The following provisions apply to a repurchase under this Section 2.10:

          (a) The per  share  repurchase  price for  Option  Shares  under  this
Section 2.10 will be equal to:

               (i) the fair market value of each Option Share determined by the Administrator as of the date of termination, death or disability if the Optionee's employment is terminated due to the death or disability of the Optionee, by the Company without cause, or by the Optionee;

               (ii) the amount of consideration paid to the Company by the Optionee for each Option Share if the Optionee's employment is terminated for cause by the Company.

          (b) The Company's option to repurchase the Shares will be valid for a period of six (6) months commencing with the date of any termination. The Optionee may not transfer the Shares during such period.

          (c) If the Company elects to exercise its option to repurchase the Option Shares the Company must give written notice of its intent to repurchase the Option Shares to the Optionee or, in case of the Optionee's death, his or her representative. The written notice may be mailed by the Company at any time up to and including the last day of the six (6) months following the date of the Optionee's termination, death, or disability.

          (d) The written notice to the Optionee must specify the address at, and the time and date on, which payment of the repurchase price is to be made (the "CLOSING"). The date specified must not be less than ten (10) days nor more than sixty (60) days from the date of the mailing of the notice. The Optionee or his or her successor in interest with respect to the Option Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the Company will deliver the repurchase price to the Optionee or his or her successor in interest, and the Optionee or his or her successor in interest, will deliver the Option Shares being purchased duly endorsed for transfer. Notwithstanding the immediately preceding sentence, if any part of the consideration paid by the Optionee to the Company for the purchase of the Option Shares was in the form of a promissory note or other debt instrument, the repurchase price will first be used to repay any outstanding balance owed by the Optionee to the Company for such purchase.

          (e) If the Optionee or his or her successor in interest fails to deliver the Option Shares to be repurchased by the Company under this Agreement, the Company may elect to (i) establish a segregated account in the amount of the repurchase price to be turned over to the Optionee or his or her successor in interest upon delivery of the Option Shares, and (ii) immediately take any appropriate action to transfer record title of the Option Shares from the Optionee to the Company and to treat the Optionee and the Option Shares in all respects as if delivery of the Option Shares had been made as required by this Agreement. The Optionee hereby irrevocably grants the Company a power of attorney that is coupled with an interest for the purpose of effectuating the preceding sentence.

     2.11 ADJUSTMENTS. In the event of any stock split, reverse stock split, stock dividend, combination or reclassification of shares of Common Stock or any other increase or decrease in the number of issued shares of Common Stock, the number and kind of Option Shares (including any Option outstanding after termination of employment or death) and the Purchase Price per share shall be proportionately and appropriately adjusted without any change in the aggregate Purchase Price to be paid therefor upon exercise of the Option. The determination by the Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding.

     2.12 NOTICES. Any notice to be given under the terms of the Agreement ("NOTICE") shall be addressed to the Company in care of its Secretary at 2800 W. Bayshore Road, Palo Alto, California 94303, or at its then current corporate headquarters. Notice to be given to the Optionee shall be addressed to him or her at his or her then current residential address as appearing on the Company's payroll records.

     Notice shall be deemed duly given when enclosed in a properly sealed envelope and deposited by certified mail, return receipt requested, in a post office or branch post office regularly maintained by the United States Government.

     2.13 TRANSFERABILITY OF OPTION. The Option shall not be transferable by the Optionee other than by the Optionee's will or the laws of descent and distribution and may be exercised during the life of the Optionee only by the Optionee.

     2.14 OPTIONEE NOT A SHAREHOLDER. The Optionee shall not be deemed for any purposes to be a shareholder of the Company with respect to any of the Option Shares except to the extent that the Option herein granted shall have been exercised with respect thereto and a stock certificate issued therefor.

     2.15 DISPUTES OR DISAGREEMENTS. As a condition of the granting of the Option herein granted, the Optionee agrees, for himself and his personal representatives, that any disputes or disagreements which may arise under or as a result of or pursuant to this Agreement shall be determined by the Administrator in its sole discretion, and that any interpretation by the Administrator of the terms of this Agreement shall be final, binding and conclusive.

     2.16 GOVERNING LAW. This Agreement shall be performed in the State of California, and all of the terms and provisions hereof shall be governed by, and construed in accordance with the internal laws of the State of California.

     2.17 RESTRICTIONS ON TRANSFER OF OPTION SHARES. As of the date hereof, the Optionee has entered into that certain Stockholders Agreement by and among the Company, B III Capital Partners, LP and certain of the stockholders of the Company which provides for certain restrictions on the transferability of the Option Shares. In addition Option Shares cannot be transferred by the Optionee until such time as there is an effective registration of the Option Shares pursuant to the Securities Act of 1933, as amended, or in the opinion of counsel for the Company an exemption from registration is available. The Optionee understands that the Company will permit the transfer of the Option Shares only if, in the opinion of the Company's counsel, neither the sale nor the proposed transfer of such Option Shares will result in a violation of any applicable securities law, rule or regulation.

     2.18 LEGEND. All certificates representing the Option Shares to be issued to the Optionee pursuant to this Agreement must contain a legend substantially as follows:

          "The  shares   represented   by  this   certificate   are  subject  to
          restrictions set forth in a Restricted Stock Agreement dated _____________, 1999 with this Company, and a Stockholders Agreement dated as of November 24, 1999 copies of which are available for inspection at the offices of the Company or will be made available upon request."

          "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) the transfer complies with all applicable state securities laws."


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer, and the Optionee has hereunto affixed his or her signature.

ATTEST:                                 SILICON GAMING, INC.,
                                          a California corporation


------------------------------          By
Secretary                                 --------------------------------------
                                          Its
                                              ----------------------------------
                                                                         COMPANY


                                          --------------------------------------
                                                                        OPTIONEE

                                    EXHIBIT B

                           RESTRICTED STOCK AGREEMENT

                              SILICON GAMING, INC.

     This RESTRICTED STOCK AGREEMENT (the "AGREEMENT") is entered into as of the ______ day of ____________, _____ by and between Silicon Gaming, Inc. (the "COMPANY"), a California corporation and ______________, the _____________________ of the Company (the "EMPLOYEE").

                               W I T N E S S E T H

     WHEREAS, pursuant to the provisions of the Silicon Gaming, Inc. 1999 Long-Term Compensation Plan (the "PLAN"), the Company desires to award to the Employee restricted shares of the Company's Common Stock, par value $.001 per share ("COMMON STOCK"), at the fair market value of the shares and in accordance with the provisions of the Plan, all on the terms and conditions hereinafter set forth; and

     WHEREAS, Employee wishes to accept the Company's offer; and

     WHEREAS, the parties hereto understand and agree that any terms used and not defined in this Agreement have the meanings ascribed to them in the Plan; and

     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

     1. TERMS OF AWARD. The Company awards to the Employee _________ shares of the Company's Common Stock (the "SHARES") in accordance with the terms of this Agreement, at a share price per share of $_____. Payment must be received by the Company on the date of this Agreement. Payment may be made in cash or by execution and delivery of a promissory note for all or any part of the purchase price in substantially the form set forth on EXHIBIT A which note shall be secured by a pledge of the Shares under a stock pledge agreement in substantially the form set forth on EXHIBIT B.

     2. PROVISIONS OF AGREEMENT CONTROLLING. The Employee specifically understands and agrees that the Shares are being sold to the Employee pursuant to the Plan. The Employee acknowledges he has read, understands and agrees to be bound by the Plan. The provisions of the Plan are incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and this Agreement, the provisions of the Plan will control. For purposes of this Agreement, employment by the Company includes employment by any Subsidiary of the Company.

     3. COMPANY OPTION TO REPURCHASE SHARES.

     If the Employee's employment is terminated by the Company or any Subsidiary of the Company, by the Employee, or as a result of the Employee's disability or death, the Company will have the option, but not the obligation, to repurchase all or any part of the Shares purchased pursuant to this Agreement and then held by the Employee on the date of such termination event. The following provisions apply to a repurchase under this Section 3:

          (a) The per share repurchase price for Shares under this Section 3 will be equal to:

               (i) for vested Shares, the fair market value of each vested Share determined by the Committee as of the date of termination, death or disability; and

               (ii) for unvested Shares, the amount of consideration paid to the Company by the Employee for each unvested Share.

          (b) The Company's option to repurchase the Shares will be valid for a period of six (6) months commencing with the date of any termination. The Employee may not transfer the Shares during such period.

          (c) If the Company elects to exercise its option to repurchase the Shares the Company must give written notice of its intent to repurchase the Shares to the Employee or, in case of the Employee's death, his or her representative. The written notice may be mailed by the Company at any time up to and including the last day of the six (6) months following the date of the Employee's termination, death or disability.

          (d) The written notice to the Employee must specify the address at, and the time and date on, which payment of the repurchase price is to be made (the "CLOSING"). The date specified must not be less than ten (10) days nor more than sixty (60) days from the date of the mailing of the notice. The Employee or his or her successor in interest with respect to the Shares shall have no further rights as the owner thereof from and after the date specified in the notice. At the Closing, the Company will deliver the repurchase price to the Employee or his or her successor in interest, and the Employee or his or her successor in interest, will deliver the Shares being purchased duly endorsed for transfer. Notwithstanding the immediately preceding sentence, if any part of the consideration paid by the Employee to the Company for the purchase of the Shares was in the form of a promissory note or other debt instrument, the repurchase price will first be used to repay any outstanding balance owed by the Employee to the Company for such purchase.

          (e) If the Employee or his or her successor in interest fails to deliver the Shares to be repurchased by the Company under this Agreement, the Company may elect to (i) establish a segregated account in the amount of the repurchase price to be turned over to the Employee or his or her successor in interest upon delivery of the Shares, and (ii) immediately take any appropriate action to transfer record title of the Shares from the Employee to the Company and to treat the Employee and the Shares in all respects as if delivery of the

Shares had been made as required by this Agreement. The Employee hereby irrevocably grants the Company a power of attorney which is coupled with an interest for the purpose of effectuating the preceding sentence.

     4. RESTRICTIONS ON TRANSFER OF SHARES. As of the date hereof, the Employee has entered into that certain Stockholders Agreement by and among BIII Capital Partners, LP and certain of the stockholders of the Company (the "STOCKHOLDERS AGREEMENT") which provides for certain restrictions on the transferability of the Shares. In addition, except pursuant to Section 3 above, unvested Shares cannot be transferred by the Employee for any reason until they become vested, and vested Shares cannot be transferred by the Employee until such time as there is an effective registration of the Shares pursuant to the Securities Act of 1933, as amended, or in the opinion of counsel for the Company an exemption from registration is available. The Employee understands that the Company will permit the transfer of the Shares only if, in the opinion of the Company's counsel, neither the sale nor the proposed transfer of such Shares will result in a violation of any applicable securities law, rule or regulation.

     5. VESTING OF RESTRICTED STOCK. Twenty percent of the Shares vest upon issuance. The remaining eighty percent of the Shares vest at the rate of 1/48th of the remaining shares per month on the last day of each successive calendar month following the date of this Agreement so long as the Employee remains employed by the Company. If the Employee's employment with the Company is terminated as a result of death or disability any Shares that would have vested within the 90 days following the termination of the Employee's employment with the Company as a result of death or disability will vest upon the date of such death or disability. In the event of a Change in Control (as defined in the Plan), all unvested Shares will vest automatically on the date of such Change in Control.

     6. VOTING AND OTHER RIGHTS OF SHARES. Except for the restrictions set forth in Sections 3, 4 and 5 above, the Employee will have any and all rights of a stockholder of Common Stock of the Company, including voting rights, upon issuance of the Shares.

     7. ADDITIONAL SHARES. (a) If the Company pays a stock dividend or declares a stock split on or with respect to any of its Common Stock, or otherwise distributes securities of the Company to the holders of its Common Stock, the number of shares of stock or other securities of the Company issued with respect to the Shares then subject to the restrictions contained in this Agreement will be added to the Shares subject to this Agreement and the Stockholders Agreement. If the Company distributes to its stockholders shares of stock of another corporation, the shares of stock of such other corporation, distributed with respect to the Shares then subject to the restrictions contained in this Agreement, will be added to the Shares subject to the Company's rights to repurchase pursuant to this Agreement.

          (b) If the outstanding shares of Common Stock of the Company are subdivided into a greater number of shares or combined into a smaller number of shares, or in the event of a reclassification of the outstanding shares of Common Stock of the Company, or if the Company is a party to a merger, consolidation or capital reorganization, the Shares then subject to the restrictions contained in this Agreement immediately prior to such action will be substituted by such amount and kind of securities as are issued in such subdivision, combination, reclassification, merger, consolidation or capital reorganization.

          (c) Any shares issued, distributed or otherwise transferred to the Employee pursuant to this Section 7 will be subject to the vesting provisions of
Section 5, but only to the same extent that the underlying shares attributable to the issuance, distribution or transfer under this Section 7 are subject to the provisions of Section 5.

     8. LEGENDS. All certificates representing the Shares to be issued to the Employee pursuant to this Agreement must contain a legend substantially as follows:

          "The  shares   represented   by  this   certificate   are  subject  to
          restrictions set forth in a Restricted Stock Agreement dated ____________, _____ with this Company, and a Stockholders Agreement dated as of November 24, 1999 copies of which are available for inspection at the offices of the Company or will be made available upon request."

          "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) the transfer complies with all applicable state securities laws."

     9. NO OBLIGATION TO EMPLOY. This Agreement is not an employment agreement. The Company is not obligated by the Plan or this Agreement to continue the employment of the Employee.

     10. PURCHASE FOR INVESTMENT. The Employee represents and warrants to the Company that he or she is acquiring the Shares for his own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares.

     11. NOTICES. Any notices required or permitted by the terms of this Agreement or the Plan must be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

                             To the Company:

                             Silicon Gaming, Inc.
                             2800 W. Bayshore Road
                             Palo Alto, California  94303

                             To the Employee:

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice is deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

     12. GOVERNING LAW. This Agreement is to be construed and enforced in accordance with the laws of the State of California.

     13. BENEFIT OF AGREEMENT. Subject to the provisions of the Plan and the other provisions hereof, this Agreement will be for the benefit of and will be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

     14. ENTIRE AGREEMENT. This Agreement, together with the Plan and the Stockholders Agreement, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement may affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement will be subject to and governed by the Plan.

     15. MODIFICATIONS AND AMENDMENTS. The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

     16. WAIVERS AND CONSENTS. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by both parties. No such waiver or consent will be deemed to be, or will constitute, a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent will be effective only in the specific instance and for the purpose for which it was given, and will not constitute a continuing waiver or consent.

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
     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and the Employee has hereunto set his or her hand, all as of the day and year first above written.


                                       SILICON GAMING, INC.


                                       -----------------------------------------
                                       By: Andrew Pascal
                                           President and Chief Executive Officer


                                       EMPLOYEE


                                       -----------------------------------------

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